SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant  |X|

Filed by the Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement        |_|  Confidential, for Use of the
                                                 Commission Only (as
                                                 permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PINNACLE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
    2.   Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
    4.   Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
    5.   Total fee Paid:

         -----------------------------------------------------------------------

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:

    -------------------------------------------
2.  Form, Schedule or Registration Statement No.:

    -------------------------------------------
3.  Filing Party:

    -------------------------------------------
4.  Date Filed:

    -------------------------------------------

                            PINNACLE BANCSHARES, INC.
                               1811 SECOND AVENUE
                              JASPER, ALABAMA 35501
                                 (205) 221-4111



                                 April 27, 2001



Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Pinnacle Bancshares, Inc. (the "Company") to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 23, 2001 at 11:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

         As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                  Sincerely,



                  --------------------------         ---------------------------
                  Al H. Simmons                      Robert B. Nolen, Jr.
                  Chairman of the Board              President and Director

                            PINNACLE BANCSHARES, INC.
                               1811 SECOND AVENUE
                              JASPER, ALABAMA 35501
                                 (205) 221-4111
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Pinnacle Bancshares, Inc. (the "Company") will be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama, on Wednesday, May 23, 2001 at 11:00 a.m., local time.

     The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

     1. The election of two directors of the Company for a term of three years.

     2. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 16, 2001, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

       You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           MARY JO GUNTER
                                           SECRETARY
Jasper, Alabama
April 27, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                            PINNACLE BANCSHARES, INC.

                               1811 SECOND AVENUE
                              JASPER, ALABAMA 35501
                                 (205) 221-4111

                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  MAY 23, 2001

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pinnacle Bancshares, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 23, 2001, at 11:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about April 27, 2001.

--------------------------------------------------------------------------------
                        VOTING AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. The proxies solicited on behalf of the Board of Directors confer discretionary authority upon the holders thereof with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, par value $.01 per share ("Common Stock"). Stockholders of record as of the close of business on April 16, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 1,775,384 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     The following table sets forth, as of the Record Date, certain information as to the persons believed by management to be the beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is based on the most recent reports filed by such persons or information provided to the Company by such persons.

                                                               Percent of Shares
Name and Address of                Amount and Nature of         of Common Stock
    Beneficial Owners              Beneficial Ownership(1)         Outstanding
------------------------           -----------------------     -----------------

All Executive Officers and              264,436 (2)                 14.7%
Directors as a Group
(10 persons)

Jeffrey L. Gendell                       176,000 (3)                 9.9%
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
31 West 52nd Street
New York, New York  10019

-------------------

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares.
(2) Includes shares owned directly by directors and officers of the Company as well as shares held by their spouses and minor children and trusts of which certain directors are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Pinnacle Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan") which are exercisable within 60 days of the Record Date and shares allocated to participants in the Pinnacle Bank 401(k) retirement plan.
(3) Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C., a Delaware limited liability company ("TM"), which is the general partner of Tontine Financial Partners, L.P., a Delaware limited partnership ("TFP"). TM has the power to direct the affairs of TFP, including decisions respecting the disposition of the proceeds from the sale of the shares. Mr. Gendell directs TM's operations. Mr. Gendell reported sole voting and dispositive power of 6,000 shares and shared voting and dispositive power with TM and TFP of 170,000 shares as of December 31, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 2000, all such filing requirements were complied with.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. The Board of Directors currently consists of nine members. As a result of the retirement of Melvin R. Kacharos as a director of the Company effective at the Annual Meeting, the Board of Directors has reduced the number of directors from nine to eight as of that date. The Board of Directors has nominated Greg Batchelor and J.T. Waggoner to serve for three-year terms or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following table sets forth for each nominee and for each director continuing in office, including the named executive officer, such person's name, age, the year he first became a director and the number of shares and percentage of Common Stock beneficially owned.

     The Board of Directors recommends a vote "FOR" the nominees named below as directors of the Company.

                                                              PRESENT             SHARES OF
                                            YEAR FIRST         TERM             COMMON STOCK          PERCENT
                                              ELECTED           TO              BENEFICIALLY            OF
       NAME                AGE(1)          DIRECTOR (2)       EXPIRE              OWNED (3)            CLASS
       ----                ------          ------------       ------           --------------          -----

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004
Greg Batchelor                45              1983            2001                44,620               2.5%

J. T. Waggoner                63              1996            2001                 5,450                *


                         DIRECTORS CONTINUING IN OFFICE


O. H. Brown                   56              1989            2002                11,500                *

Sam W. Murphy                 53              1981            2002                27,260               1.6%

Al H. Simmons                 53              1979            2002                86,512               4.9%

James W. Cannon               57              1990            2003                21,498               1.2%

Robert B. Nolen, Jr.          42              1994            2003                32,980 (4)           1.8%

Max W. Perdue                 67              1991            2003                17,956               1.0%


                        DIRECTOR NOT CONTINUING IN OFFICE

Melvin R. Kacharos            74              1989            2001                12,300                *

------------------------
 * Less than 1% of shares outstanding.

(1)  At December 31, 2000.
(2) Includes term of office as director of Pinnacle Bank (the "Bank") prior to formation of the Company as the holding company for the Bank in January 1997. Each director of the Company is also a director of the Bank.
(3) At the Record Date. In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals as well as shares held by their spouses and minor children and trusts of which certain of such persons are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Option Plan which are exercisable within 60 days of the Record Date. See "Voting Securities and Principal Holders Thereof."
(4) Includes 12,980 shares allocated to Mr. Nolen's account in the Bank's 401(k) retirement plan.

     Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

     GREG BATCHELOR has been President of Dependable True Value Hardware, Inc. in Russellville, Alabama since 1992. Prior to that, he was Manager.

     JAMES  T.  WAGGONER  is  Vice  President,   External  Affairs,  HealthSouth
Corporation, Birmingham, Alabama. He also serves as an Alabama State Senator.

     O. H. BROWN, is a certified public accountant, presently with the accounting firm of Warren, Averett, Kimbrough and Marino, LLC, Jasper, Alabama. From 1976 to June 1991, Mr. Brown had his own accounting practice, also in Jasper, Alabama.

     SAM W. MURPHY is Chairman of the Board, Chief Executive Officer and Sales Manager of Murphy Furniture Manufacturing Co., Inc., a furniture manufacturer located in Jasper, Alabama.

     AL H. SIMMONS joined the Company in 1973 and served as President of the Company from 1979 until 1994. In October 1989, Mr. Simmons was elected Chairman of the Board of Directors. Mr. Simmons is the son of Chairman of the Board
Emeritus A. R. Simmons. Mr. Simmons is an insurance agent with Pittman & Associates, Inc., Birmingham, Alabama.

     JAMES W. CANNON is Senior Vice President - Operations of Burton Golf, Inc., a manufacturer of golf bags headquartered in Fort Walton Beach, Florida.

     ROBERT B. NOLEN, JR. joined the Company in 1987 as First Vice President, Chief Financial Officer and Treasurer. In 1990, Mr. Nolen was appointed Executive Vice President of the Company, and in 1994, Mr. Nolen was appointed President and Chief Executive Officer of the Company.

     MAX W. PERDUE retired in 1991 as Jasper, Alabama District Manager of the Alabama Power Company, having served with the company for thirty years in various engineering and management positions. Mr. Perdue is past-president of the Jasper Area Chamber of Commerce and resides in Jasper, Alabama.

     MELVIN R. KACHAROS was Executive Vice President of Vulcan Asphalt, Inc., Cordova, Alabama, from which position he retired in 1988. Mr. Kacharos is a Lieutenant Colonel, Retired, of the U.S. Army Reserve and resides in Cordova, Alabama.

OTHER EXECUTIVE OFFICER

     MARY JO GUNTER, age 47, is Vice President and Corporate Secretary of the Company and Senior Vice President -- Banking Services and Corporate Secretary of the Bank. Ms. Gunter joined the Bank in 1974 and has served in various lending related positions within the Bank. She is responsible for branch operations, personnel, loan servicing and other customer service areas.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held six meetings during the year ended December 31, 2000. The members of the Company's Board of Directors are also members of the Bank's Board of Directors, which held 13 meetings during the year ended December 31, 2000. All incumbent directors attended 75% or more of the total number of Board meetings held during the year ended December 31, 2000 and the total number of meetings held by committees on which such directors served during such period.

     The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose. The Board of Directors held one meeting in its capacity as a nominating committee.

     There are no standing committees of the Board of Directors of the Company. The Board of Directors of the Bank carries out many of its duties through committees.

     The Executive Committee, currently composed of directors Perdue, Kacharos, Murphy, Brown, Simmons and Nolen, meets when deemed necessary by the President of the Bank to discuss and approve any business coming before the Board between monthly Board meetings. During the year ended December 31, 2000, the Executive Committee held no meetings.

     The Audit Committee, composed of directors Kacharos, Murphy and Brown (Chairman), is responsible for the review and evaluation of the Company's and the Bank's annual audit reports with the independent auditors and reports all findings and recommendations to the Board of Directors. The Audit Committee also directs the activities of the Bank's internal auditor. During the year ended December 31, 2000, the Audit Committee held four meetings. Each of the members of the Audit Committee is an "independent director" as defined in the listing standards of the American Stock Exchange. The Audit Committee Charter is attached hereto as Appendix A.

     The Compensation Committee, currently composed of directors Perdue, Cannon and Murphy, meets annually or at the direction of the Bank's President to review and adjust employee salaries. During the year ended December 31, 2000, the Compensation Committee held two meetings.

AUDIT COMMITTEE REPORT

     In accordance with its written charter, as adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended December 31, 2000, the Committee met four (4) times, and the Committee chair, O.H. Brown, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to the public release.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditor and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditor their audit plans, audit scope, and identification of audit risks.

     The Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements, and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of the independent auditors, and the Board of Directors concurred in such recommendation.

      Date:  March 28, 2001                       O.H. Brown, Chairman
                                                  Melvin R. Kacharos
                                                  Sam W. Murphy

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for the years ended December 31, 2000, 1999 and 1998, respectively, awarded to or earned by the Chief Executive Officer. No other executive officer earned in excess of $100,000 in salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term Compensation
                                                                            ----------------------------------
                                                Annual Compensation                 Awards             Payouts
                                ------------------------------------------  ------------------------   -------
                                                                            Restricted   Securities                All Other
Name and                                                   Other Annual        Stock     Underlying     LTIP     Compensation
Principal Position       Year     Salary      Bonus      Compensation (1)    Award(s)      Options     Payouts        (2)
---------------------- -------- ---------- ----------- ------------------- ------------ ------------ ---------- ---------------
Robert B. Nolen, Jr.      2000  $120,910   $ 10,000             --              --           --          --       $ 3,380
President and Chief       1999  $109,933   $ 10,000             --              --           --          --       $ 3,144
Executive Officer of      1998  $114,935   $ 15,000             --              --           --          --       $ 2,772
the Company and the
Bank

-------------
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in the fiscal year by the named executive officer did not exceed 10% of the executive's annual salary and bonus.
(2)  Represents contributions under the Company's 401(k) plan.


DIRECTORS' COMPENSATION

     The members of the Board of Directors of the Company currently do not receive fees in their capacity as such.

     Directors of the Bank currently each receive a monthly fee of $400, plus an additional $600 for each Board meeting attended. In addition, directors receive a fee of $200 for each committee meeting attended, and director O.H. Brown receives a fee of $100 for each Loan Approval Committee meeting attended. Officers of the Bank do not receive fees for committee or advisory board meetings attended.

YEAR END OPTION VALUES

     To date, no options have been exercised under the Option Plan by the named executive officer. No options were granted to the named executive officer in 2000. The following table sets forth information concerning the value of options held by the named executive officer at December 31, 2000.


                             Number of Securities        Value of Unexercised
                            Underlying Unexercised      In-the-Money Options at
                         Options at Fiscal Year Ended     Fiscal Year End (1)
                         ----------------------------     -------------------
                           Exercisable/Unexercisable         Exercisable/
Name                          (Number of Shares)             Unexercisable
----                           ----------------              -------------

Robert B. Nolen, Jr.               20,000/--                    $--/$--

-------------------------
(1) Difference between fair market value of underlying Common Stock at December 31, 2000 ($7.125 per share, based on the closing sales price) and the exercise price ($8.8125 per share). Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

EMPLOYMENT AGREEMENT

     On January 26, 2000, the Company and the Bank entered into an employment agreement with Robert B. Nolen, Jr., which amends and restates Mr. Nolen's prior employment agreement with the Bank. The agreement provides for Mr. Nolen to serve as President and Chief Executive Officer of each of the Company and the Bank for a term of three years from April 22, 1999 and receive a base salary of $120,000 per annum, subject to annual adjustments; provided, however, that any reduction of Mr. Nolen's salary shall be commensurate with a general reduction in the salaries of the Bank's senior officers. The agreement provides for a salary review by the Board of Directors not less often than annually, as well as for an extension for an additional one-year period beyond then expiration date. In the event of his voluntary termination of employment under the agreement, Mr. Nolen has agreed that for a period of one year after the effective date of such termination, he will not within Walker and Jefferson Counties, Alabama, compete with the Company or the Bank or recruit or solicit for employment any current or future employee of the Company or the Bank. In the event of a termination of Mr. Nolen's employment without just cause (as defined in the agreement), Mr. Nolen will be entitled to his salary for an additional 12-month period and continued health, life, disability and other benefits. In the event (i) Mr. Nolen voluntarily terminates his employment as a result of a constructive discharge (e.g., a material reduction without reasonable cause in his base compensation or a material diminution or reduction in his responsibilities or authority), (ii) Mr. Nolen is terminated following a change in control (as defined in the agreement), (iii) Mr. Nolen voluntarily terminates his employment within 24 months after a change in control and a constructive discharge, or (iv) Mr. Nolen voluntarily terminates his employment after 24 months but within 36 months following a change in control, Mr. Nolen shall be entitled to payments equal to the amount of 2.99 times the average annual compensation to Mr. Nolen during the five years immediately prior to the termination. Based on Mr. Nolen's annual compensation as of December 31, 2000, if any of such provisions were to be effective, it would result in a payment to Mr. Nolen of approximately $342,000. In addition, if Mr. Nolen terminates his employment within 12 months following a change in control, he will be entitled to receive his salary for an additional 12-month period and, if he terminates his employment after 12 months but within 24 months following a change in control, he will be entitled to receive such salary for an additional 24-month period. The agreement also provides for the inclusion of Mr. Nolen in any present or future employee benefit plans or programs of the Company and the Bank for which executives are or will become eligible, customary fringe benefits, vacation and sick leave.

CERTAIN TRANSACTIONS

     The Bank makes available loans to directors, officers and other employees, including mortgage loans for the purchase or refinancing of their residences. It is the belief of management that these loans neither involve more than normal risk of collectability nor present other unfavorable features. Such loans have been made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing for comparable transactions with non-affiliated persons. Management believes that all loans made by the Bank to directors, officers and other employees were in compliance with federal regulations in effect at the time the loans were made.

     The Bank's former main office building is owned by the Bank and is situated on land leased from entities associated with the Simmons family and of which Chairman Emeritus A. R. Simmons is a partner or trustee. Under the terms of the lease for this office, a monthly payment of $1,260 is made for the grounds and 36 parking spaces. The lease was renewed in December 1996 for five years with an option to renew for three additional terms of five years. The Bank has been granted a right of first refusal to purchase the land. The Jasper Mall Branch building is also owned by the Bank and is situated on land leased from an entity associated with the Simmons family. The lease for the land on which the Jasper Mall Branch is located currently provides annual rental of $23,784 to the entity associated with the Simmons family. The lease runs through 2017.

     The Bank leases its Haleyville Branch Office facilities from Cecil Batchelor, the father of director Greg Batchelor. The lease currently provides for an annual rental of $38,207.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Arthur Andersen LLP served as the Company's independent auditors for the year ended December 31, 2000. The Board of Directors has appointed Arthur Andersen LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

         Fees billed to the Company and the Bank by Arthur Andersen LLP during the fiscal year ended December 31, 2000 were as follows:

     Audit Fees: The aggregate fees agreed upon for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB totaled $61,000.

     Financial Information Systems Design and Implementation Fees: The Company did not engage Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees: Fees billed to the Company and the Bank by Arthur Andersen LLP during the fiscal year ended December 31, 2000 for non-audit services, including tax related services, totaled $26,500.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Arthur Andersen LLP.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation, which provides an advance notice procedure for certain business to be brought before an annual meeting of stockholders. Under the Certificate of Incorporation and SEC rules, if a stockholder notifies the Company after April 23, 2001 of such stockholder's intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting without any discussion of the matter in this Proxy Statement.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

     The Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy statement and proxy relating to the 2002 annual meeting of stockholders of the Company, which will be held on or about May 22, 2002, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 1811 Second Avenue, P.O. Box 1388, Jasper, Alabama no later than December 28, 2001. With respect to the 2002 annual meeting of stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, is not received by April 22, 2002, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2002 annual meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MARIE GUTHRIE, PINNACLE BANCSHARES, INC., P.O. BOX 1388, JASPER, ALABAMA 35502-1388.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            MARY JO GUNTER
                                            SECRETARY
Jasper, Alabama
April 27, 2001

                                                                      APPENDIX A

                            PINNACLE BANCSHARES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


PURPOSE
-------

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

     o    Facilitating and maintaining an open avenue of communication among the
          Board  of  Directors,   Audit  Committee,   Senior   Management,   the
          independent external accountants, and the internal audit staff.

     o    Serving  as  an  independent   and  objective  party  to  monitor  the
          corporation's financial reporting process and internal control system.

     o    Reviewing and appraising the efforts of the independent accountants.

     o    Providing direction to and oversight of the Internal Audit function.


I.   ORGANIZATION AND COMPOSITION

     The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined in the Blue Ribbon Committee Report on Improving the Effectiveness of Corporate Audit Committees. The members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or Audit Committee members, would interfere with the exercise of his or her independence from management and the corporation. All members of the committee will have a working familiarity with basic finance and accounting practices and at least one member must have accounting or related financial management expertise.

II.  MEETINGS

     The Committee will meet at least four times annually. Additional meetings may occur more frequently as circumstances dictate.

III. RESPONSIBILITIES AND DUTIES

     The Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with requirements and an effective legal compliance and business ethics program exists.

     The Audit Committee will fulfill their duties and responsibilities as follows:

     A.   General

          o Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibility, process, membership, etc. The charter will be reviewed as necessary, but at least annually.
          o    Maintain minutes or other records of meetings and activities.
          o Report Committee actions to the Board with such recommendations the Committee may deem appropriate.
          o As part of executing the responsibility to foster open communication, the Committee will meet in separate executive sessions without members of senior management present with the Independent Accountants and the Internal Auditor to discuss matters that the Committee believes should be discussed privately.
          o Conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     B.   Internal Audit

          o Review and approve the annual internal audit plan and any significant changes to the internal plan.
          o Review the adequacy of internal audit staff qualifications as well as the number of internal audit staff annually.
          o    Approve the Audit Charter.
          o Review the Internal Audit function of the corporation including its independence and the authority of its reporting relationships.
          o Review completed audit reports and a progress report on executing the approved internal audit plan.
          o Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

     C.   External/Independent Accountants

          o Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve fees to be paid to the independent accountants. Annually, the Committee will ensure a formal statement delineating all relationships between the accountant and the company is received from the outside accountants. The Committee will discuss with the independent accountants all significant relationships the accountants have with the corporation to determine the accountants' independence.
          o    Approve any replacement of the independent accountants.
          o Consult with independent accountants out of management's presence about internal controls and the accuracy of the financial statements.
          o Meet with the independent accountants and financial management of the company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent accountants inform the Audit Committee of any significant changes in the independent accountant's original audit plan. The external accountants will conduct a SAS 71 Interim Financial Review of the company's 10-Q. The Committee will review with financial management and the external accountants the 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Committee may represent the entire Committee for purposes of this review.

     D.   Financial Statements/Internal Controls

          o Review annual financial statements with management and the independent accountants to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles, and approve such financial statements prior to release of the annual earnings.
          o Consider external auditors' judgments regarding the quality and appropriateness of financial statements.
          o Make inquiries of management and external auditors concerning the adequacy of the company's system of internal controls.
          o Advise management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.
          o Advise financial management and the independent auditor to discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.
          o A report from the Audit Committee will be included in the annual proxy statement disclosing whether a written charter was adopted and, if so, a copy of the charter will be included at least every three years. In addition, the report must include the names of all committee members, and must include whether the committee:
               * reviewed and discussed the audited financial statements with management
               * discussed with the auditors the matters requiring discussion by SAS 61
               * received the written disclosures and letter from the auditors required by Independence Standards Board No. 1, and discussed with the auditors their independence
               * based on the above, recommended to the full Board that the audited financial statements be included in the company's Annual Report on Form 10-K

                                 REVOCABLE PROXY
                            PINNACLE BANCSHARES, INC.
                              -------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 23, 2001
                              -------------------

     The undersigned stockholder of Pinnacle Bancshares, Inc. (the "Company") hereby appoints O.H. Brown and Sam W. Murphy, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 23, 2001 at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting and as to which this proxy confers discretionary authority.

                                                                          VOTE
                                                      FOR               WITHHELD
                                                      ---               --------

I.   Election as directors of all nominees
     listed below (except as marked to the
     contrary).
                                                      [ ]                  [ ]
              Greg Batchelor
              J.T. Waggoner


              INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR
              ANY NOMINEE(S), WRITE THAT NOMINEE'S
              NAME ON THE LINE BELOW.
              -----------------------------------


II. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

     The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

Dated:                        , 2001
       ----------------- -----



--------------------------------------       -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



--------------------------------------       -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------